October 11, 2001

                         SUPPLEMENT TO THE PROSPECTUS OF
                        PIONEER VARIABLE CONTRACTS TRUST
                                DATED MAY 1, 2001


The following supplements the information presented under the corresponding section of the prospectus.

BASIC INFORMATION ABOUT PIONEER MONEY MARKET VCT PORTFOLIO

The following replaces the section entitled "Principal investment strategies":

The portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality money market securities. The portfolio may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The portfolio invests in high quality U.S. dollar denominated money market securities, including those issued by:

o U.S. and foreign banks
o Corporate issuers
o The U.S. government and its agencies and instrumentalities
o Foreign governments
o Multinational organizations such as the World Bank

The portfolio may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities.

The portfolio invests in U.S. government obligations and money market securities rated (at the time of purchase) in one of the two highest rating categories for short-term debt by a nationally recognized securities rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer Investment Management, Inc., the portfolio's investment adviser. If rating organizations differ in the rating assigned to a security, the portfolio will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's securities, Pioneer will promptly [reassess] whether the downgraded security presents minimal credit risk to the portfolio.

The portfolio invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less. The portfolio's investments may have fixed, floating or variable interest rates.

In selecting the portfolio's investments, Pioneer complies with the rating, maturity and diversification requirements applicable to money market funds. Within those limits, Pioneer's assessment of broad economic factors that are expected to affect economic activity and interest rates influence its securities selection. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

The following supplements the section entitled "Principal risks of investing in the portfolio":

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

o Inadequate financial information
o Smaller, less liquid and more volatile markets
o Political and economic upheavals

The following replaces the "Money market securities" text box:

Money market securities

Money market securities include:

o Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
o Corporate debt securities, including commercial paper
o Obligations of U.S. and foreign banks
o Repurchase agreements
o Mortgage and asset-backed securities
o Securities issued by foreign governmental and corporate issuers
o Municipal obligations





























                                                                   10930-00-1001
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds

                       STATEMENT OF ADDITIONAL INFORMATION

                    MAY 1, 2001, AS REVISED OCTOBER 11, 2001

                        PIONEER VARIABLE CONTRACTS TRUST
                                 60 State Street
                           Boston, Massachusetts 02109

PIONEER AMERICA INCOME VCT PORTFOLIO (CLASS I ONLY)  PIONEER GROWTH SHARES VCT PORTFOLIO
PIONEER BALANCED VCT PORTFOLIO                       PIONEER HIGH YIELD VCT PORTFOLIO
PIONEER EMERGING MARKETS VCT PORTFOLIO               PIONEER INTERNATIONAL GROWTH VCT PORTFOLIO
PIONEER EQUITY-INCOME VCT PORTFOLIO                  PIONEER MID-CAP VALUE VCT PORTFOLIO
PIONEER EUROPE VCT PORTFOLIO                         PIONEER MONEY MARKET VCT PORTFOLIO (CLASS I ONLY)
PIONEER EUROPE SELECT VCT PORTFOLIO                  PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
PIONEER FUND VCT PORTFOLIO                           PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
PIONEER GLOBAL FINANCIALS VCT PORTFOLIO              PIONEER SMALL COMPANY VCT PORTFOLIO
PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO             PIONEER STRATEGIC INCOME VCT PORTFOLIO
PIONEER GLOBAL TELECOMS VCT PORTFOLIO                PIONEER SWISS FRANC BOND VCT PORTFOLIO (CLASS I ONLY)


This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class I or Class II prospectuses, dated May 1, 2001, as amended and/or supplemented from time to time. A copy of a prospectus can be obtained free of charge from your insurance company. The fund's financial statements for the fiscal year ended December 31, 2000 are incorporated into this statement of additional information by reference. The most recent annual reports to shareholders are attached to this statement of additional information.

                                TABLE OF CONTENTS


1.   Fund History........................................................2
2.   Investment Policies, Risks and Restrictions.........................2
3.   Management of the Fund.............................................40
4.   Investment Adviser.................................................44
5.   Principal Underwriter..............................................48
6.   Custodian..........................................................49
7.   Independent Public Accountants.....................................49
8.   Portfolio Transactions.............................................49
9.   Description of Shares..............................................51
10.  Pricing of Shares..................................................53
11.  Tax Status.........................................................55
12.  Investment Results.................................................58
13.  Financial Statements...............................................61
14.  Appendix A - Annual Fee, Expense and Other Information.............62
15.  Appendix B - Description of Short-Term Debt, Corporate Bond
     and Preferred Stock Ratings........................................70
16.  Appendix C - Performance Statistics................................76
17.  Appendix D - Other Pioneer Information.............................87

1.       FUND HISTORY

The fund is an open-end management investment company. The fund was formed as a Delaware business trust on September 16, 1994.

2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The fund consists of separate portfolios, each of which is an investment vehicle for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts (the "Accounts") of various insurance companies ("Participating Insurance Companies"). The portfolios also may be offered to certain qualified pension and retirement plans (the "Qualified Plans"). The fund currently consists of the following 20 distinct portfolios:
America Income, Balanced, Emerging Markets, Equity-Income, Europe, Europe Select, Pioneer Fund (formerly Growth and Income), Global Financials, Global Health Care, Global Telecoms, Growth Shares, High Yield, International Growth, Mid-Cap Value (formerly Capital Growth), Money Market, Real Estate Growth, Science & Technology, Small Company, Strategic Income, and Swiss Franc Bond. Your Variable Contract or Qualified Plan may not offer all portfolios of the fund. The terms and conditions of the Variable Contracts and any limitations upon the portfolios in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the portfolios in which such Plan may be invested are set forth in such Plan's governing documents. The fund reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any portfolio.

Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of beneficial interest in each portfolio of the fund. In accordance with the limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the fund's portfolios. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the fund's portfolios. Instructions for any such allocation, or for the purchase or redemption of shares of a portfolio, must be made by the investor's Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the portfolio's shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a portfolio are different from the rights of contract holders and Qualified Plan participants. The term "shareholder" in this statement of additional information refers only to Participating Insurance Companies and Qualified Plans, and not to contract holders or Qualified Plan participants.

The fund's prospectuses identify the investment objective and the principal investment policies of each portfolio and the risk factors associated with the portfolio's investments. Whenever an investment policy or restriction states a maximum percentage of a portfolio's assets may be invested in any security or presents a policy regarding quality standards, this standard or other restriction shall be determined immediately after and as a result of the portfolio's investment (other than the limitations on borrowing and illiquid securities and except with respect to the 300% asset coverage required with respect to borrowings). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the portfolio's investment objectives and policies. Other investment policies of the portfolios and associated risk factors are set forth below. Capitalized terms not otherwise defined herein have the meaning given to them in the prospectus. This statement of additional information should be read in conjunction with the prospectus.

INVESTMENT OBJECTIVES AND CERTAIN POLICIES OF THE PORTFOLIOS

PIONEER AMERICA INCOME VCT PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital. Normally, the portfolio invests in U.S. government securities and in "when-issued" commitments and repurchase agreements with respect to such securities. The portfolio may invest in U.S. government securities of any maturity and the average maturity of the portfolio may vary significantly. Under normal circumstances, however, the portfolio's dollar-weighted average portfolio maturity is not expected to exceed 20 years.

PIONEER BALANCED VCT PORTFOLIO seeks capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds. Normally, equity securities represent 45% to 75% of the portfolio's assets. The portfolio's equity investments include common stocks, interests in real estate investment trusts ("REITs") and securities with common stock characteristics, such as convertible bonds, depositary receipts, warrants, rights and preferred stocks. Normally, portfolio investments in debt securities include U.S. government securities, corporate debt securities, mortgage- and asset-backed securities and commercial paper. Up to 10% of the portfolio's net assets (at the time of purchase) may be invested in debt securities rated below investment grade.

As of May 1, 2001, Pioneer Investment Management, Inc., ("Pioneer"), the portfolio's investment adviser, has engaged Prudential Investment Management, Inc. ("Prudential") to act as the portfolio's subadviser. Pioneer oversees the fund's operations and supervises Prudential, which is responsible for the day-to-day management of the portfolio's investments.

PIONEER EMERGING MARKETS VCT PORTFOLIO seeks long-term growth of capital through investment primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio.

Under normal circumstances, at least 65% of the portfolio's total assets are invested in securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers. For purposes of the portfolio's investments, "emerging countries" are countries with economies or securities markets that are not considered by Pioneer to be developed. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Columbia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the portfolio may invest in other emerging countries. The portfolio may also invest up to 35% of its total assets in equity and debt securities of companies in developed countries, other than the U.S., and of such countries' governmental issuers and in short-term investments. Although the portfolio may invest in both equity and debt securities, Pioneer expects that equity and equity-related securities will constitute the majority of the portfolio's assets.

PIONEER EQUITY-INCOME VCT PORTFOLIO seeks current income and long-term capital growth primarily by investing in the income producing equity securities of U. S. corporations. Normally, at least 80% of the portfolio's total assets will be invested in income-producing equity securities. The remainder of the portfolio's assets may be invested in debt obligations, most of which are expected to be securities convertible into common stock. Pioneer will invest no more than 10% of the portfolio's total assets in lower rated debt securities, including convertible securities, or unrated debt securities of comparable quality. The portfolio may invest up to 25% of its total assets in REITs.

PIONEER EUROPE VCT PORTFOLIO seeks long-term growth of capital through investment primarily in equity securities of European issuers.

Under normal circumstances at least 80% of the total assets of the portfolio are invested in equity securities of European issuers, which consist of common stock and securities with common stock characteristics, such as preferred stock, warrants, rights, depositary receipts and debt securities convertible into common stock.

The portfolio may invest in the securities of companies domiciled in any European country, including but not limited to Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The portfolio may invest up to 10% of its total assets in securities of companies with principal executive offices located in Eastern European countries and which trade on recognized European exchanges

PIONEER EUROPE SELECT VCT PORTFOLIO invests for capital growth by investing in a portfolio of mid- to large-cap securities consisting primarily of equity securities of European issuers.

Under normal circumstances, the portfolio invests at least 80% of its total assets in equity securities of European issuers. The portfolio's investments in equity securities include common stock and other equity instruments, such as preferred stock, warrants, rights and debt securities convertible into common stock and depositary receipts for such securities.

The portfolio may invest in the securities of companies domiciled in any European country. European countries are those countries located west of the Urals, including but not limited to Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO invests for capital growth by investing in a portfolio of securities consisting primarily of equity securities of financial services companies.

Under normal circumstances, the portfolio invests at least 65% of its total assets in equity securities of U.S. and non-U.S. financial services companies. The portfolio's investments in equity securities include common stock and other equity instruments, such as preferred stock, warrants, rights and debt securities convertible into common stock and depositary receipts for such securities.

The portfolio concentrates its investments in the group of related industries that comprise the financial services sector. Pioneer considers a company to be part of the financial services sector if it has been given a financial services industry or sector classification by a third party in the business of providing issuer classifications, ratings or indices. The industries that comprise the financial services sector include, but are not limited to: commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies (including multiline, property and casualty, life and health).

PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO invests for capital growth by investing in a portfolio of securities consisting primarily of equity securities of health care companies.

Under normal circumstances, the portfolio invests at least 65% of its total assets in equity securities of U.S. and non-U.S. health care companies. The portfolio's investments in equity securities include common stock and other equity instruments, such as preferred stock, warrants, rights and debt securities convertible into common stock and depositary receipts for such securities.

The portfolio concentrates its investments in the group of related industries that comprise the health care sector. Pioneer considers a company to be part of the health care sector if it has been given a health care industry or sector classification by a third party in the business of providing issuer classifications, ratings or indices. The industries that comprise the health care sector, include but are not limited to: companies engaged in the design, manufacture or sale of products or services used in connection with health care or medicine such as: pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in the biotechnology, medical diagnostic and biochemical research and development; and companies involved in the operation of health care facilities.

PIONEER GLOBAL TELECOMS VCT PORTFOLIO invests for capital growth by investing in a portfolio of securities consisting primarily of equity securities of telecommunications companies.

Under normal circumstances, the portfolio invests at least 65% of its total assets in equity securities of U.S. and non-U.S. telecommunications companies. The portfolio's investments in equity securities include common stock and other equity instruments, such as preferred stock, warrants, rights and debt securities convertible into common stock and depositary receipts for such securities.

The portfolio concentrates its investments in the group of related industries that comprise the telecommunications sector, which includes the communications, broadcasting and communications equipment industries. Pioneer considers a company to be part of the telecommunications sector if it has been given a communications, broadcasting or communications equipment industry or sector classification by a third party in the business of providing issuer classifications, ratings or indices. The industries that comprise the telecommunications sector include, but are not limited to: telephone companies (local and long distance); wireless communications companies; companies providing integrated communications services; companies providing alternative carrier services; companies providing equipment for networking or telecommunications; and broadcasting companies (television, radio and cable).

PIONEER GROWTH SHARES VCT PORTFOLIO seeks appreciation of capital primarily through investments in equity securities of U.S. companies. Equity securities include common stocks and other equity instruments, such as convertible debt, warrants, rights, interests in REITs and preferred stocks.

PIONEER HIGH YIELD VCT PORTFOLIO seeks to maximize total return through a combination of income and capital appreciation. The portfolio invests in below investment grade (high yield) debt securities and preferred stocks to maximize total return.

Normally, the portfolio invests at least 65% of its total assets (at the time of purchase) in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

PIONEER INTERNATIONAL GROWTH VCT PORTFOLIO seeks long-term growth of capital.

Under normal circumstances, at least 80% of the portfolio's total assets are invested in equity securities of non-U.S. issuers consisting of common stock and securities with common stock characteristics, such as preferred stock, warrants, rights and debt securities convertible into common stock and depositary receipts for such securities. The portfolio currently intends to invest in securities of issuers located in the following developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom as well as the countries with emerging markets.

Under normal circumstances at least 65% of the portfolio's total assets will be invested in securities of companies domiciled in at least three different foreign countries. The portfolio may invest more than 25% of its total assets in the securities of corporate issuers located in each of Japan and the United Kingdom and more than 25% of the portfolio's total assets, adjusted to reflect currency transactions and positions, may be denominated in the Japanese yen and the British pound. Investment of a substantial portion of the portfolio's assets in such countries or currencies will subject the portfolio to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The portfolio may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

PIONEER MID-CAP VALUE (FORMERLY CAPITAL GROWTH) VCT PORTFOLIO seeks capital appreciation through a diversified portfolio of equity securities. Under normal circumstances, the portfolio invests at least 80% of its total assets in equity securities. The portfolio focuses its investments in equity securities of mid-size companies, and the portfolio normally invests at least 65% of its total assets in equity securities of companies with market capitalizations within the range of market capitalizations of issuers included in Standard & Poor's MidCap 400 Index. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights and preferred stocks.


PIONEER MONEY MARKET VCT PORTFOLIO seeks current income consistent with preserving capital and providing liquidity. The portfolio should be considered as a temporary investment rather than as an income or cash management vehicle. The portfolio may invest in any U.S. dollar denominated money market instrument that is a permissible investment under Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). The portfolio invests in securities with a maximum remaining maturity of 397 days and which result in the portfolio maintaining a dollar-weighted average portfolio maturity of 90 days or less.

High quality securities are divided into "first tier" and "second tier" securities. The portfolio primarily invests in first tier securities. These include U.S. government securities, a security that has received the highest short-term rating (e.g., Standard & Poor's A-1 rating) by at least two rating agencies (or if rated by only one rating agency, by that rating agency) or, a security that is unrated but is determined to be of equivalent credit quality by Pioneer. However, the portfolio may invest up to 5% of its total assets in second tier securities, which are eligible securities that received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for Pioneer to determine eligibility on the basis of that higher rating. Based on procedures adopted by the portfolio's Board of Trustees, Pioneer may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The portfolio may not invest more than 5% of its total assets in securities issued by or subject to demand features from any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security or the sponsor of an asset backed security); provided that the portfolio may invest up to 25% of its total assets in first tier securities of a domestic bank for a period of up to three business days. The portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in second tier securities of the same issuer.

Rule 2a-7 money market instruments include:

|X| U.S. government securities
|X| Securities issued by foreign governments and multinational organizations such as the World Bank
|X| Obligations of U.S. and foreign banks and savings and loan associations with total assets in excess of $10 billion. These obligations include certificates of deposit, time deposits and bankers' acceptances.
|X| Short-term corporate debt securities, including commercial paper, of U.S.
    and foreign corporate issuers
|X| Mortgage-backed and asset-backed securities
|X| Municipal Obligations

PIONEER FUND VCT PORTFOLIO seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities. Most of the portfolio's assets are invested in common stocks and other equity securities, primarily of U.S. issuers, such as preferred stocks, depositary receipts and securities convertible into common stock, but the portfolio may also invest in debt securities and cash equivalent investments. The largest portion of the portfolio's assets is invested in securities that have paid dividends within the preceding twelve months, but some non-income producing securities are held for anticipated increases in value. The portfolio may invest in non-U.S. securities. While there is no requirement to do so, the portfolio intends to limit its investments in foreign securities to no more than 10% of its total assets.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO seeks long-term growth of capital primarily through investments in REITs and other real estate industry issuers. Current income is the portfolio's secondary investment objective. The portfolio will invest in a non-diversified portfolio consisting of equity securities of REITs and other real estate industry issuers and, to a lesser extent, in debt securities of such issuers and in mortgage-backed securities. Normally, at least 75% of the portfolio's assets will be invested in equity securities of REITs and other real estate industry issuers.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO seeks capital growth through investment in the common stock and other equity securities of companies expected to benefit from the development, advancement or use of science or technology.

Normally, the portfolio invests at least 65% of its total assets (at time of purchase) in the common stock and other equity securities of companies Pioneer expects to benefit from the development, advancement or use of science or technology. The portfolio considers securities that trade like common stocks, such as convertible debt, warrants, and preferred stocks, to be equity securities.

The portfolio has the flexibility to invest in any company or industry that Pioneer believes will benefit from the development, advancement or use of science or technology. The portfolio's holdings are likely to include companies from industries directly related to technological and scientific development. The portfolio's holdings may include companies from industries outside the technology and science industries if Pioneer believes such companies may benefit from the use of scientific or technological discoveries and developments.

PIONEER SMALL COMPANY VCT PORTFOLIO seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks of small-cap companies.

The portfolio invests primarily in equity securities of companies with market capitalizations of less than $1 billion at the time of investment. Normally, the portfolio invests at least 65% of its total assets in these securities. The portfolio may continue to hold securities of any company if its market value exceeds $1 billion. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

PIONEER STRATEGIC INCOME VCT PORTFOLIO invests in debt securities for a high level of current income. Under normal circumstances, the portfolio invests at least 80% of its total assets in debt securities.

PIONEER SWISS FRANC BOND VCT PORTFOLIO seeks to approximate the performance of the Swiss franc relative to the U.S. dollar while earning a reasonable level of income. Normally, the portfolio invests at least 65% of its total assets in (1) government and corporate debt securities that are denominated in Swiss francs and (2) combinations of forward foreign currency exchange contracts and debt securities that are not denominated in Swiss francs ("non-Swiss franc securities") designed to link the value of the investment in the non-Swiss franc security to the performance of the Swiss franc. Pioneer expects that these combination investments generally will represent no more than 25% of the portfolio's total assets. The portfolio's investments in debt securities are investment grade (i.e., rated "BBB" or higher by Standard & Poor's or "Baa" or higher by Moody's or, if unrated, determined by Pioneer to be of comparable quality). The portfolio's weighted average maturity normally will not exceed three years, but may be as long as five years if Pioneer determines that a longer weighted average maturity is appropriate in response to existing or expected market conditions. The portfolio may invest up to 35% of its total assets in investment grade commercial paper, bank obligations and money market instruments which may be denominated in the Swiss franc or other currencies. Normally, at least 50% of the portfolio's investments will be denominated in Swiss francs.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with their investment objectives, each equity portfolio--in particular Europe Select, Global Financials, Global Health Care, Global Telecoms, Science & Technology and Small Company Portfolios--may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the portfolio's investment performance. No portfolio can assure that investments in initial public offerings will continue to be available to the portfolio or, if available, will result in positive investment performance. In addition, as the portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the portfolio is likely to decrease.

DEBT SECURITIES SELECTION

In selecting fixed income securities for a portfolio, Pioneer gives primary consideration to the portfolio's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the portfolio's liquidity requirements. Once Pioneer determines to allocate a portion of the portfolio's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the portfolio is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES

A portfolio may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's, the equivalent rating of other nationally recognized securities rating organizations or determined to be of equivalent credit quality by Pioneer. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations or determined by Pioneer to be of equivalent credit quality. See Appendix B for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a portfolio's net asset value to the extent that it invests in such securities. In addition, a portfolio that invests in non-investment grade debt securities may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a portfolio's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

Certain portfolios may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issues. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The Strategic Income Portfolio may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The portfolio may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

RISKS OF NON-U.S. INVESTMENTS

Investing in the securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a portfolio's securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of a portfolio's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

INVESTMENTS IN EMERGING MARKETS. Several portfolios may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Free Index. The portfolios will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the portfolios may invest in unquoted securities, including securities of emerging market issuers.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a portfolio to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a portfolio's investment in those markets and may increase the expenses of a portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a portfolio's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. Because certain portfolios, under normal circumstances, will invest a substantial portion of their assets in securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies will affect a portfolio's investment performance. A decline in the value of any particular foreign currency against the U.S. dollar will cause a decline in the U.S. dollar value of the portfolio's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the portfolio's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the portfolio. Even if the portfolio attempts to hedge against the effects of adverse changes in foreign currency exchange rates, there will be significant limitations on the portfolio's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although these portfolios value their assets daily in terms of U.S. dollars, the portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio one rate, while offering a lesser rate of exchange should the portfolio desire to sell that currency to the dealer.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a portfolio to make intended securities purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to a portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a portfolio against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. A portfolio will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to its investments in such countries. These taxes will reduce the return achieved by a portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION (EMU). On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with a portfolio's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

INVESTMENTS IN DEPOSITARY RECEIPTS. Portfolios may invest in securities of non-U.S. issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a portfolio will avoid currency risks during the settlement period for either purchase or sales. EDRs and GDRs are not necessarily quoted in the same currency as the securities which they represent.

For purposes of the portfolios' investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the equity securities of non-U.S. issuers. Portfolios may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which certain portfolios invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a portfolio's distribution obligations, in which case a portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

MUNICIPAL OBLIGATIONS

Certain portfolios may purchase municipal obligations when Pioneer believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. A portfolio's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to a portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.


VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

The Money Market Portfolio may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the portfolio instructs otherwise.

The Money Market Portfolio may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

MORTGAGE-BACKED SECURITIES

Certain portfolios may invest in mortgage pass-through certificates, multiple-class pass-through securities and mortgage derivatives. The mortgage derivatives that a portfolio may invest in include interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), stripped mortgage backed securities ("SMBS"), interest only mortgage backed securities ("IOs") and principal only mortgage backed securities ("POs"). A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a portfolio's assets at the time the portfolio receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a portfolio buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the portfolio's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools.

Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet a portfolio's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND CMOS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. A portfolio invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of a portfolio's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.


Certain portfolios also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets. Money Market Portfolio will not invest in SMBS.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, none of the portfolios intends to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

ASSET-BACKED SECURITIES

Certain portfolios may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.
STRUCTURED SECURITIES

Certain portfolios may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the References. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the portfolio's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The portfolios may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the portfolio prior to the actual delivery or payment by the other party to the transaction. A portfolio will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets. See "Asset Segregation."

WARRANTS AND STOCK PURCHASE RIGHTS

Portfolios that invest in equity securities may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The portfolios that invest in equity securities may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a portfolio. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a portfolio.

PREFERRED SHARES

A portfolio may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a portfolio's fixed income securities.

ILLIQUID SECURITIES

Each portfolio (other than Money Market Portfolio with respect to which the limit is 10% of net assets) will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of a portfolio to dispose of illiquid investments readily or at reasonable prices could impair a portfolio's ability to raise cash for redemptions or other purposes. If a portfolio sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISK FACTORS

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

OTHER INVESTMENT COMPANIES

With the exception of the Money Market Portfolio, which may not purchase securities of other investment companies or investment trusts unless they are acquired as part of a merger, consolidation or acquisition of assets, the portfolios may invest in the securities of other investment companies to the extent that such investments are consistent with a portfolio's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, a portfolio may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of a portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by a portfolio, or (iii) more than 5% of a portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A portfolio will not invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor.

A portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of a portfolio's own operations.

REPURCHASE AGREEMENTS

A portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a portfolio's purchase price, with the difference being income to a portfolio. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a portfolio's custodian in a segregated, safekeeping account for the benefit of a portfolio. Repurchase agreements afford a portfolio an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a portfolio has not perfected a security interest in the security, a portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a portfolio would be at risk of losing some or all of the principal and interest involved in the transaction.

SHORT SALES AGAINST THE BOX

Each equity portfolio and the Strategic Income Portfolio may sell securities "short against the box." A short sale involves a portfolio borrowing securities from a broker and selling the borrowed securities. A portfolio has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, a portfolio at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The portfolios intend to use short sales against the box to hedge. For example, when a portfolio believes that the price of a current portfolio security may decline, the portfolio may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If a portfolio effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which a portfolio may make short sales against the box.

ASSET SEGREGATION

The 1940 Act requires that a portfolio segregate assets in connection with certain types of transactions that may have the effect of leveraging a portfolio's assets. If a portfolio enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the portfolios not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a portfolio. See Appendix A for each portfolio's annual portfolio turnover rate.

FOREIGN CURRENCY TRANSACTIONS


Portfolios that invest in non-U.S. securities (other than Money Market Portfolio) may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. These portfolios also have authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the portfolio invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The portfolios will not enter into speculative forward foreign currency contracts.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a portfolio, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a portfolio will be engaged in hedging activities when adverse exchange rate movements occur. A portfolio will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a portfolio to hedge against a devaluation that is so generally anticipated that a portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

A portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to a portfolio of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. A portfolio may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a portfolio's investments against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a portfolio's foreign assets.

While a portfolio will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While a portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a portfolio's holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the portfolio. Such imperfect correlation may cause a portfolio to sustain losses which will prevent a portfolio from achieving a complete hedge or expose a portfolio to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a portfolio of unrealized profits or force a portfolio to cover its commitments for purchase or resale, if any, at the current market price.

If a portfolio enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES


Portfolios that invest in non-U.S. securities (other than Money Market Portfolio) may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the portfolio may purchase put options on the foreign currency. If the value of the currency declines, a portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a portfolio's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a portfolio may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable a portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities a portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A portfolio may also write options on foreign currencies for hedging purposes. For example, if a portfolio anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by a portfolio.

Similarly, a portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the portfolio to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if a portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by a portfolio in cash or liquid securities. See "Asset Segregation."

A portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

A portfolio may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

A portfolio may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a portfolio.

OPTIONS ON SECURITIES AND SECURITIES INDICES


Each portfolio (other than Money Market Portfolio) may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. Each portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by a portfolio obligates the portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a portfolio are covered, which means that the portfolio will own the securities subject to the options as long as the options are outstanding, or a portfolio will use the other methods described below. A portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a portfolio would obligate the portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a portfolio would be covered, which means that the portfolio would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a portfolio. However, in return for the option premium, a portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by a portfolio will also be considered to be covered to the extent that the portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by a portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a portfolio's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. A portfolio may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the call option.

A portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a portfolio's securities. Put options may also be purchased by a portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise a portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, a portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A portfolio may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, a portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, each portfolio (other than Money Market Portfolio) may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. A portfolio will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by a portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are quoted or denominated in such currency. A portfolio can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that a portfolio has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a portfolio owns or proposes to acquire. A portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of a portfolio's securities. Such futures contracts may include contracts for the future delivery of securities held by a portfolio or securities with characteristics similar to those of a portfolio's securities. Similarly, a portfolio may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for a portfolio's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a portfolio may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in a portfolio's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a portfolio's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a portfolio may take a "long" position by purchasing futures contracts. This may be done, for example, when a portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a portfolio's assets. By writing a call option, a portfolio becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a portfolio intends to purchase. However, a portfolio becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A portfolio will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS. The Europe Select, Global Financials, Global Health Care and Global Telecoms Portfolios may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a portfolio with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact portfolio performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

OTHER CONSIDERATIONS. A portfolio will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by a portfolio or which a portfolio expects to purchase. Except as stated below, a portfolio's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a portfolio owns, or futures contracts will be purchased to protect a portfolio against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, a portfolio expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), a portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a portfolio to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a portfolio to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on a portfolio's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of a portfolio's total assets. A portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a portfolio to purchase securities or currencies, require a portfolio to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a portfolio may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

LENDING OF PORTFOLIO SECURITIES

Each portfolio other than America Income Portfolio and Money Market
Portfolio may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. A portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. A portfolio will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of a portfolio's total assets.

LOAN PARTICIPATIONS

Portfolios permitted to invest in debt securities may invest a portion of their assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, a portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in a portfolio having a contractual relationship only with the lender not the borrower. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

MORTGAGE DOLLAR ROLLS

Portfolios that invest in mortgage-backed securities may enter into mortgage "dollar rolls" in which a portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a portfolio loses the right to receive principal and interest paid on the securities sold. However, a portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a portfolio. A portfolio will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, a portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. A portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as financings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a portfolio sells the security becomes insolvent, a portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a portfolio is required to repurchase may be worth less than an instrument which a portfolio originally held. Successful use of mortgage dollar rolls will depend upon Pioneer's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

MONEY MARKET INSTRUMENTS

Money Market Portfolio invests all of its assets in money market instruments that are eligible investments under Rule 2a-7 under the 1940 Act. Each other portfolio, for temporary defensive or cash management purposes, may invest all or a portion of its assets in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; and repurchase agreements. Normally, Swiss Franc Bond Portfolio may invest in similar short-term investments that are denominated in Swiss francs or other non-U.S. currencies, but may invest in U.S. dollar-denominated short-term securities for certain purposes, including temporary defensive purposes.

BANKERS' ACCEPTANCES are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

CERTIFICATES OF DEPOSIT represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

INVESTMENTS IN NON-U.S. BANK OBLIGATIONS

Investment in obligations of foreign branches of domestic banks and of non-U.S. banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank or a non-U.S. bank.

COMMERCIAL PAPER AND OTHER SHORT TERM DEBT SECURITIES

A portfolio's investments in short-term debt securities, includes commercial paper, which is a short-term (usually from 1 to 270 days) unsecured promissory note issued by a corporation in order to finance its current operations. A portfolio may also invest in variable amount master demand notes (which are a type of commercial paper) which represent a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent a portfolio invests in master demand notes, these investments will be included in a portfolio's limitation on illiquid securities. These instruments may be denominated in both U.S. and, for all portfolios that are permitted to invest in non-U.S. securities (except Money Market Portfolio), non-U.S. currencies.

MONEY MARKET PORTFOLIO INSURANCE

Money Market Portfolio has acquired an insurance policy that protects the portfolio from certain types of losses incurred with respect to its portfolio securities. The policy generally covers losses arising from the non-payment of principal or interest on the portfolio's securities or the bankruptcy or insolvency of the issuer of the securities. The policy does not cover losses arising from changes in the market value of the portfolio's investments. The policy provides for thresholds that must be exceeded before a loss is recoverable under the policy and for a maximum amount recoverable by the portfolio in any year. The purpose of the insurance policy is to partially protect the portfolio against such losses.However, the portfolio must pay a premium to obtain such coverage, which premium may exceed the amount, if any, recovered by the portfolio under the policy. The policy does not guarantee that the portfolio will not incur losses or be able to maintain a constant price per share of $1. The portfolio may discontinue such insurance coverage at any time.


INVESTMENT RESTRICTIONS

The fund, on behalf of each portfolio, has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the recordholders of a "majority" (as defined in the 1940 Act) of the portfolio's outstanding voting securities. As used in the prospectus and this statement of additional information, such approval means the approval of the lesser of

(i) the recordholders of 67% or more of the shares of a portfolio represented at a meeting if the recordholders of more than 50% of the outstanding shares of the portfolios are present in person or by proxy, or
(ii) the holders of more than 50% of the portfolio's outstanding shares.

ITALICIZED WORDING IS NOT INTENDED TO BE PART OF A RESTRICTION BUT AN EXPLANATION OF THE RESTRICTION'S SCOPE.

RESTRICTIONS THAT APPLY TO PIONEER EUROPE SELECT VCT PORTFOLIO, PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO, PIONEER GLOBAL TELECOMS VCT PORTFOLIO, PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO AND PIONEER HIGH YIELD VCT PORTFOLIO:

Each portfolio may not:

(1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. SENIOR SECURITIES THAT THE PORTFOLIO MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

(2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) the portfolio may purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) Invest in real estate, except that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

(5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

It is the fundamental policy of each portfolio not to concentrate its investments in securities of companies in any particular industry except that Global Health Care Portfolio and Global Telecoms Portfolio will concentrate their investments in a group of related industries that comprise the health care and telecommunications sectors, respectively. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's net assets. A portfolio's policy does not apply to investments in U.S. government securities. Although each portfolio is classified as non-diversified for purposes of the 1940 Act, each portfolio will comply with the diversification requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restriction has been designated as non-fundamental and may be changed by a vote of a portfolio's Board of Trustees without approval of shareholders.

Each portfolio may not:

(1) Purchase securities while borrowings are in excess of 5% of total assets.

(2) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

RESTRICTIONS THAT APPLY TO PIONEER EMERGING MARKETS VCT PORTFOLIO, PIONEER EQUITY-INCOME VCT PORTFOLIO, PIONEER EUROPE VCT PORTFOLIO, PIONEER GROWTH SHARES VCT PORTFOLIO, PIONEER INTERNATIONAL GROWTH VCT PORTFOLIO, PIONEER MID-CAP VALUE VCT PORTFOLIO, PIONEER FUND VCT PORTFOLIO, PIONEER REAL ESTATE GROWTH VCT PORTFOLIO AND PIONEER SWISS FRANC BOND VCT PORTFOLIO:

Each portfolio may not:

         (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the portfolio's investment policy, and the pledge, mortgage or hypothecation of the portfolio's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and (for Emerging Markets and Europe Portfolios only) to meet redemptions, and (for Swiss Franc Bond Portfolio only) forward roll transactions, and then only in amounts not to exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) taken at market value. The portfolio will not use leverage to attempt to increase income. The portfolio will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the portfolio's total assets.

         (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the portfolio's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the portfolio may be deemed to be an underwriter for purposes of the 1933 Act .

         (5) Purchase or sell real estate, except that the portfolio may (i) lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

         (6) Make loans, except that the portfolio may lend portfolio securities in accordance with the portfolio's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the portfolio's investment policies.

         (8) (THIS RESTRICTION NO. 8 DOES NOT APPLY TO REAL ESTATE GROWTH PORTFOLIO) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

         It is the fundamental policy of each portfolio other than Real Estate Growth Portfolio not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's net assets. The foregoing industry concentration policy does not apply to investments in U.S. government securities.

         Real Estate Growth Portfolio will invest 25% or more of its total assets in securities issued by companies in the real estate industry.

         As a matter of non-fundamental investment policy, the fund, on behalf of each portfolio, has agreed not to:

         (a) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

RESTRICTIONS THAT APPLY TO PIONEER BALANCED VCT PORTFOLIO:

The portfolio may not:

(1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. SENIOR SECURITIES THAT THE PORTFOLIO MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

(2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the portfolio may be deemed to be an underwriter for purposes of the 1933 Act.

(4) Invest in real estate, except that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(5) Make loans, except that the portfolio may lend portfolio securities in accordance with the portfolio's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(6) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if

                  (a) such purchase would cause more than 5% of the Portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

         It is the fundamental policy of the portfolio not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's net assets. The foregoing industry concentration policy does not apply to investments in U.S. government securities.

         As a matter of non-fundamental investment policy, the fund, on behalf of the portfolio, has agreed not to:

         (a) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

RESTRICTIONS THAT APPLY TO PIONEER GLOBAL FINANCIALS VCT PORTFOLIO, PIONEER SMALL COMPANY VCT PORTFOLIO AND PIONEER STRATEGIC INCOME VCT PORTFOLIO

Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. SENIOR SECURITIES THAT THE PORTFOLIO MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

         (3) Invest in real estate, except that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

         (4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

         (6) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

         (7) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

It is the fundamental policy of the portfolio not to concentrate its investments in securities of companies in any particular industry except that Global Financials Portfolio will concentrate its investments in the group of related industries that comprise the financial services sector. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's net assets. The portfolio's policy does not apply to investments in U.S. government securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restriction has been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

Each portfolio may not:

         (a) Purchase securities while borrowings are in excess of 5% of total assets.

         (b) (THIS RESTRICTION DOES NOT APPLY TO SMALL COMPANY PORTFOLIO OR STRATEGIC INCOME PORTFOLIO) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

RESTRICTIONS THAT APPLY TO PIONEER AMERICA INCOME VCT PORTFOLIO

The portfolio may not:

         (1) Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The portfolio will not purchase securities while any borrowings are outstanding;

         (2) Purchase securities on margin;

         (3) Make loans to any person, except by (a) the purchase of a debt obligation in which the portfolio is permitted to invest and (b) engaging in repurchase agreements;

         (4) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities; or

         (5) Issue senior securities, except as permitted by restrictions nos. 2 and 4 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the portfolio's investment policies.

         The fund, on behalf of the portfolio, has agreed to adopt certain additional investment restrictions which are not fundamental and may be changed by a vote of the fund's Board of Trustees without shareholder approval. Pursuant to these additional restrictions, the portfolio may not:

         (a) make short sales of securities, unless by virtue of its ownership of other securities, the portfolio has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same terms and conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (b) pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the portfolio;

         (c) purchase or sell real estate except that the portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and real estate limited partnerships and
(v) hold and sell real estate acquired by the portfolio as a result of the ownership or securities; and

         (d) invest in assets, except in U.S. government securities and in when-issued commitments and repurchase agreements with respect to these securities;

RESTRICTIONS THAT APPLY TO PIONEER MONEY MARKET VCT PORTFOLIO

The portfolio may not:

         (1) Except with respect to investments in obligations of (a) the U.S. government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the portfolio would be invested in the securities of any one issuer, or (ii) more than 25% of its assets would be invested in a particular industry;

         (2) Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The portfolio will not purchase securities while any borrowings are outstanding;

         (3) Make short sales of securities;

         (4) Purchase securities on margin;

         (5) Write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs;

         (6) Make loans to any person, except by (a) the purchase of a debt obligation in which the portfolio is permitted to invest and (b) engaging in repurchase agreements;

         (7) Knowingly purchase any security that is subject to legal or contractual restrictions on resale or for which there is no readily available market;

         (8) Purchase the securities of other investment companies or investment trusts, unless they are acquired as part of a merger, consolidation or acquisition of assets;

         (9) Purchase or retain the securities of any issuer if any officer or Trustee of the fund or the portfolio or its investment adviser is an officer or director of such issuer and beneficially owns more than 1/2 of 1% of the securities of such issuer and all of the officers and the Trustees of the fund and the portfolio's investment adviser together own more than 5% of the securities of such issuer;

         (10) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities;

         (11) Invest in companies for the purpose of exercising control or management; or

         (12) Issue senior securities.

         In addition, in order to comply with certain non-fundamental policies of the portfolio, the portfolio will not pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the portfolio. The term "person" as used in Investment Restriction No. 6 includes institutions as well as individuals. Policies in this paragraph may be changed by the Trustees without shareholder approval or notification.

3.       MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the affairs of the fund. The officers of the fund are responsible for the fund's operations. The Trustees and executive officers of the fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE,
DOB: JUNE 1926
Director-Deputy Chairman of Pioneer Global Asset Management S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer and Pioneer Global Funds Distributor, Ltd.; President and Director of Pioneer International Corporation ("PIntl"); Member of the Supervisory Board of Pioneer Fonds Marketing GmbH, Pioneer First Polish Investment Fund Joint Stock Company ("Pioneer First Polish"), Pioneer Czech Investment Company, a.s. ("Pioneer Czech") and Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer America Fund Plc, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer Greater Asia Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer U.S. High Yield Fund Plc and Pioneer US Real Estate Fund Plc; and Of Counsel, Hale and Dorr LLP (counsel to PIM-USA and the fund).

MARY K. BUSH, TRUSTEE, DOB: APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC 20016
President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Hoover Institution, March of Dimes, Texaco, Inc., R.J. Reynolds Tobacco Holdings, Inc. and Brady Corporation (industrial identification and specialty coated material products manufacturer); Advisory Board Member, Washington Mutual Investors Fund (registered investment company); and Trustee of all of the Pioneer mutual funds.

RICHARD H. EGDAHL, M.D., TRUSTEE, DOB: DECEMBER 1926
BOSTON UNIVERSITY HEALTHCARE ENTREPRENEURSHIP PROGRAM, 53 BAY STATE ROAD, BOSTON, MA 02215
Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute, University Program for Health Care Entrepreneurship; Trustee, Boston Medical Center; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, TRUSTEE, DOB: MAY 1947
THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME 04650
Founding Director, The Winthrop Group, Inc. (consulting firm); and Trustee of all of the Pioneer mutual funds.

MARGUERITE A. PIRET, TRUSTEE, DOB: MAY 1948
ONE BOSTON PLACE, 26TH FLOOR, BOSTON, MA 02108
President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; Director, Organogenesis Inc. (tissue engineering company); and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE, DOB: SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY 10004
Of Counsel, Sullivan & Cromwell (law firm); Director, Dresdner RCM Global Strategic Income Fund, Inc. since May 1997 and The Swiss Helvetia Fund, Inc. since 1995 (investment companies), AMVESCAP PLC (investment managers) since 1997 and ING American Insurance Holdings, Inc.; and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE, DOB: JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC 29401
President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds.

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946
Corporate Secretary of PIM-USA and most of its subsidiaries until October 2000; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

VINCENT NAVE, TREASURER, DOB: JUNE 1945
Vice President-Fund Accounting and Custody Services of PIM-USA (Manager from September 1996 to February 1999); and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer from June 1999 to November 2000).

LUIS I. PRESUTTI, ASSISTANT TREASURER, DOB: APRIL 1965
Assistant Vice President-Fund Accounting, Administration and Custody Services of Pioneer (Fund Accounting Manager from 1994 to 1999); and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.

JOHN F. DALY III, ASSISTANT TREASURER, DOB: AUGUST 1965
Global Custody and Settlement Division Manager of PIM-USA; and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.

DOROTHY E. BOURASSA, ASSISTANT SECRETARY, DOB: JANUARY 1948
Senior Vice President-Legal and Secretary of PIM-USA and Secretary/Clerk of most of its subsidiaries since October 2000; Assistant Secretary of all of the Pioneer mutual funds since November 2000; Senior Counsel, Assistant Vice President and Director of Compliance of PIM-USA from April 1998 through October 2000; Vice President and Assistant General Counsel, First Union Corporation from December 1996 through March 1998; and Vice President and Counsel, Keystone Investments, Inc. from March 1986 through November 1996.

The business address of all officers is 60 State Street, Boston, Massachusetts 02109.


All of the outstanding capital stock of Pioneer Funds Distributor, Inc. ("PFD"), Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, each portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public (other than the portfolios) and the investment adviser and principal underwriter for each fund.

                                            INVESTMENT     PRINCIPAL
FUND NAME                                   ADVISER        UNDERWRITER

Pioneer International Growth Fund           Pioneer        PFD
Pioneer Europe Fund                         Pioneer        PFD
Pioneer Europe Select Fund                  Pioneer        PFD
Pioneer World Equity Fund                   Pioneer        PFD
Pioneer Emerging Markets Fund               Pioneer        PFD
Pioneer Global Financials Fund              Pioneer        PFD
Pioneer Global Health Care Fund             Pioneer        PFD
Pioneer Global Telecoms Fund                Pioneer        PFD
Pioneer Indo-Asia Fund                      Pioneer        PFD
Pioneer Mid-Cap Value Fund                  Pioneer        PFD
Pioneer Mid-Cap Fund                        Pioneer        PFD
Pioneer Growth Shares                       Pioneer        PFD
Pioneer Small Company Fund                  Pioneer        PFD
Pioneer Independence Fund                   Pioneer        Note 1
Pioneer Micro-Cap Fund                      Pioneer        PFD
Pioneer Balanced Fund                       Pioneer        PFD
Pioneer Equity-Income Fund                  Pioneer        PFD
Pioneer Fund                                Pioneer        PFD

Pioneer Value Fund                          Pioneer        PFD
Pioneer Real Estate Shares                  Pioneer        PFD
Pioneer Limited Maturity Bond Fund          Pioneer        PFD
Pioneer America Income Trust                Pioneer        PFD
Pioneer Bond Fund                           Pioneer        PFD
Pioneer Tax-Free Income Fund                Pioneer        PFD
Pioneer Cash Reserves Fund                  Pioneer        PFD
Pioneer Strategic Income Fund               Pioneer        PFD
Pioneer Tax-Managed Fund                    Pioneer        PFD
Pioneer High Yield Fund                     Pioneer        PFD
Pioneer Science & Technology Fund           Pioneer        PFD
Pioneer Interest Shares                     Pioneer        Note 2

Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end investment company.

SHARE OWNERSHIP

See Appendix A for annual information on the ownership of shares of the portfolios by the Trustees, officers and owners in excess of 5% of any class of shares of a portfolio.

COMPENSATION OF OFFICERS AND TRUSTEES

A portfolio pays no salaries or compensation to any of its officers. Effective October 3, 2000, the Pioneer U.S. mutual funds compensate their Trustees as follows:

|X| each fund with assets greater than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., independent trustees) an annual base fee calculated on the basis of the fund's net assets.
|X| each fund with assets less than $250 million pays each independent Trustee an annual fee of $1,000.
|X| each fund, regardless of its assets, pays each Trustee affiliated with Pioneer an annual fee of $500 (Pioneer reimburses the fund for these fees).
|X| each fund with assets greater than $250 million pays each independent Trustee who serves on each board committee an annual committee fee based the fund's net assets (with additional compensation for chairpersons of such committees).

Each of the fund's portfolios is considered a Pioneer U.S. mutual fund for purposes of determining Trustee compensation.

Prior to October 3, 2000, the fund compensated each independent Trustee with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that were based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.

4.       INVESTMENT ADVISER

The fund on behalf of each portfolio has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano. Certain Trustees or officers of a portfolio are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above).

As a portfolio's investment adviser, Pioneer provides a portfolio with investment research, advice and supervision and furnishes an investment program for a portfolio consistent with a portfolio's investment objective and policies, subject to the supervision of the Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to a portfolio's securities transactions, and reports to the Trustees on a portfolio's investments and performance.

As of May 1, 2001, Pioneer has engaged Prudential Investment Management, Inc. ("Prudential") to act as Balanced Portfolio's subadviser. As Balanced Portfolio's investment adviser, Pioneer oversees the portfolio's operations and supervises Prudential, which is responsible for the day-to-day management of the portfolio's investments (see "Investment Subadviser of Balanced Portfolio" below). Except as otherwise provided under "Investment Subadviser" below, Pioneer also maintains books and records with respect to the Balanced Portfolio's securities transactions, and reports to the Trustees on the portfolio's investments and performance.

Under the terms of its management contract with each portfolio, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the portfolio, with the exception of the following, which are paid by the portfolio: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the portfolio; (d) issue and transfer taxes chargeable to the portfolio in connection with securities transactions to which the portfolio is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the portfolio to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the portfolio and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the portfolio and the Trustees; (i) distribution fees paid by the portfolio in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the portfolio who are not affiliated with or interested persons of Pioneer, the portfolio (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the portfolio shall pay brokers' and underwriting commissions chargeable to the portfolio in connection with securities transactions to which the portfolio is a party. The Trustees' approval of and the terms, continuance and termination of the management contracts are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management and subadvisory contracts, neither Pioneer nor Prudential will be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer or Prudential. Pioneer and Prudential, however, are not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties under the management or subadvisory contract.

ADVISORY FEE.     As compensation for the management services each portfolio pays Pioneer a fee at the annual rate of the applicable portfolio's average daily net assets set forth below.

                                       MANAGEMENT FEE AS A
                                       PERCENTAGE OF PORTFOLIO'S
PORTFOLIO                              AVERAGE DAILY NET ASSETS

America Income Portfolio                        0.55%
Balanced Portfolio                              0.65%
Emerging Markets Portfolio                      1.15%
Equity-Income Portfolio                         0.65%
Europe Portfolio                                1.00%
Europe Select Portfolio                         1.00%
Pioneer Fund Portfolio                          0.65%
Global Financials Portfolio                     0.75%
Global Health Care Portfolio                    0.75%
Global Telecoms Portfolio                       0.75%
Growth Shares Portfolio                         0.70%
High Yield Portfolio                            0.65%
International Growth Portfolio                  1.00%
Mid-Cap Value Portfolio                         0.65%
Money Market Portfolio                          0.50%
Real Estate Growth Portfolio                    0.80*%
Science & Technology Portfolio                  0.75%
Small Company Portfolio                         0.75%
Strategic Income Portfolio                      0.65%
Swiss Franc Bond Portfolio                      0.65%

*Prior to April 1, 1999, Pioneer's annual fee was equal to 1.00% of the portfolio's average daily net assets.

The above management fees are normally computed daily and paid monthly in arrears. Pioneer has agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit a portfolio's Class I share total annual operating expenses to a specified percentage of average daily net assets attributable to Class I shares as indicated below. The portion of portfolio expenses attributable to Class II shares of a portfolio will be reduced only to the extent such expenses were reduced for the Class I shares of the portfolio. As of the date of this statement of additional information, expense limitations are in effect for Emerging Markets Portfolio, Europe Portfolio, High Yield Portfolio, Science & Technology Portfolio and Strategic Income Portfolio.

Pioneer has agreed to waive all or part of its management fee or to reimburse each of Europe Select Portfolio, Global Financials Portfolio, Global Health Care Portfolio, Global Telecoms Portfolio and Small Company Portfolio for other expenses (other than extraordinary expenses) to the extent the expenses of the portfolio's Class I shares exceed 1.25% of average daily net assets (1.50% of average daily net assets in the case of Europe Select Portfolio). The portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses were reduced for the Class I shares. If

Pioneer waives any fee or reimburses any expenses, and the expenses of the portfolio are subsequently less than the expense limitation, the portfolio will reimburse Pioneer for such waived fees or reimbursed expenses provided that such reimbursement does not cause the portfolio's Class I expenses to exceed the expense limitation. In addition, each of these portfolios will not reimburse Pioneer for such waived fees or reimbursed expenses more than three years after such fees were waived or such expenses were incurred. Based on estimated expenses and assets for the current fiscal year, none of these portfolios currently expect to reimburse Pioneer pursuant to this arrangement during the current fiscal year.

                                PERCENTAGE OF PORTFOLIO'S
                                        CLASS I
PORTFOLIO                       AVERAGE DAILY NET ASSETS

Emerging Markets Portfolio              1.75%
Europe Select Portfolio                 1.50%
Europe Portfolio                        1.50%
Global Financials Portfolio             1.25%
Global Health Care Portfolio            1.25%
Global Telecoms Portfolio               1.25%
High Yield Portfolio                    1.25%
Science & Technology Portfolio          1.25%
Small Company Portfolio                 1.25%
Strategic Income Portfolio              1.25%

See Appendix A for the management fees paid to Pioneer during recently completed fiscal years.

INVESTMENT SUBADVISER OF BALANCED PORTFOLIO. As described in the prospectus, Prudential serves as Balanced Portfolio's investment subadviser with respect to a portion of the portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer may designate Prudential as being responsible for the management of all of the fund's assets, other than the fund's cash balances. Prudential will, among other things, continuously review and analyze the portfolio's investments and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolio's assets. Prudential, a New Jersey corporation, is registered as an investment adviser under the Advisers Act and is a wholly owned subsidiary of The Prudential Mutual Life Insurance Company of America, a policyholder- owned life insurance company that is currently in the process of converting to an investor- owned structure. Prudential was established in 1984 and had over $300 billion in assets under management as of December 31, 2000. Prudential's principal place of business is located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102.

Pioneer and Prudential have entered into a subadvisory contract, dated May 1, 2001, pursuant to which Prudential has agreed, among other things, to:

o comply with the provisions of the fund's Declaration of Trust and By-laws, the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the investment objectives, policies and restrictions of Balanced Portfolio;

o cause the portfolio to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o be responsible for voting proxies and acting on other corporate actions;

o maintain separate books and detailed records of all matters pertaining to the portion of Balanced Portfolio's assets advised by the Prudential required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to Balanced Portfolio;

o ensure that its Access Persons comply in all respects with Prudential's Code of Ethics, as in effect from time to time; and

o furnish reports to the Trustees and Pioneer.

The subadvisory contract is renewable annually by the vote of a majority of the Board of Trustees of the portfolio (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The advisory contract terminates if assigned and may be terminated without penalty by any party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the portfolio's outstanding voting securities and the giving of sixty days' written notice.

SUBADVISORY FEE. For its services, Prudential is entitled to a subadvisory fee from Pioneer at an annual rate of 0.45% of Balanced Portfolio's average daily net assets. The fee will be paid monthly in arrears. Balanced Portfolio does not pay a fee to Prudential.

Balanced Portfolio and Pioneer have submitted an application for an exemptive order from the Securities and Exchange Commission permitting Pioneer, subject to the approval of the portfolio's board of trustees, to select subadvisers to serve as portfolio managers of the portfolio or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. Pioneer retains the ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. The existing shareholders of the portfolio approved this subadvisory approval policy at a special shareholder meeting held on April 17, 2001.

See the table in Appendix A for management fees paid to Pioneer and subadvisory fees paid to Prudential during recently completed fiscal years.

ADMINISTRATION AGREEMENT. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the portfolios under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See Appendix A for fees the fund paid to Pioneer for administration and related services.

POTENTIAL CONFLICT OF INTEREST. Each portfolio is managed by Pioneer which also serves as investment adviser to the other portfolios and other Pioneer mutual funds and private accounts with investment objectives identical or similar to those of a portfolio. Securities frequently meet the investment objectives of a portfolio, the other Pioneer mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, a portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a portfolio. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as a portfolio, their portfolios do not generally consist of the same investments as a portfolio or each other, and their performance results are likely to differ from those of a portfolio.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, PFD and Prudential have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, trustees/directors and designated employees. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC.

5.       PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the fund in connection with the continuous offering of shares of the portfolios. PFD is an indirect wholly owned subsidiary of PIM-USA. The fund will not generally issue shares for consideration other than cash. At the fund's sole discretion, however, it may issue shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or other reorganization.

The redemption price of shares of beneficial interest of a portfolio may, at Pioneer's discretion, be paid in cash or portfolio securities. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the portfolio's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the portfolio's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board deems fair and reasonable.

CLASS II 12B-1 PLAN

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class II shares pursuant to which the Class II shares of the fund will pay a distribution fee at the annual rate of up to 0.25% of the fund's average daily net assets. The distribution fee is intended to compensate PFD for its Class II distribution services to the fund. The fund has not adopted a plan of distribution with respect to its Class I shares.

In accordance with the terms of the plan of distribution, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended and the purpose for which such expenditures were made. In the Trustees' quarterly review of the plan of distribution, they will consider the continued appropriateness and the level of reimbursement or compensation the plan of distribution provides.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the plan of distribution except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the plan of distribution by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

The plan of distribution was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the plan of distribution), cast in person at a meeting called for the purpose of voting on the plan of distribution. In approving the plan of distribution, the Trustees identified and considered a number of potential benefits which the it may provide. The Board of Trustees believes that there is a reasonable likelihood that the plan of distribution will benefit the fund and its current and future shareholders. Under its terms, the plan of distribution remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The plan of distribution may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the plan of distribution must also be approved by the Trustees in the manner described above. The plan of distribution may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operations of the plan of distribution, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Class of the fund.

6.       CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of each portfolio's assets. The custodian's responsibilities include safekeeping and controlling the portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the portfolio's investments.

7.       INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, the portfolios' independent public accountants, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

8.       PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of a portfolio by Pioneer (or by Prudential for Balanced Portfolio, subject to Pioneer's supervision) pursuant to authority contained in the portfolio's management contract and subadvisory contract. Pioneer and Prudential seek to obtain the best execution on portfolio trades on behalf of the fund. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer and Prudential consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Fixed income securities purchased and sold on behalf of a portfolio normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of such securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer and Prudential normally seek to deal directly with the primary market makers unless, in their opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pioneer or Prudential may select broker-dealers that provide brokerage and/or research services to a portfolio and/or other investment companies or other accounts managed by Pioneer or Prudential or over which they or their affiliates exercise investment discretion. It is understood that Prudential Securities Incorporated, an affiliate of Balanced Portfolio's subadviser, Prudential, may be used as a broker on an ongoing basis for Balanced Portfolio's securities transactions, provided that the security prices and commissions are no more than would be charged by third party brokers, but that no formula has been adopted for allocation of the portfolio's investment transaction business. On occasions when Prudential deems the purchase or sale of a security to be in the best interest of Balanced Portfolio, as well as its other clients, Prudential, to the extent permitted by applicable law and regulations may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best execution. In such event, the allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Prudential in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the fund and to such other clients.

In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer or Prudential determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, a portfolio may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer and Prudential maintain a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a portfolio and other investment companies or accounts managed by Pioneer and Prudential are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer and Prudential in rendering investment management services to a portfolio as well as other investment companies or other accounts managed by them, although not all such research may be useful to a portfolio. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer or Prudential in carrying out its obligations to a portfolio. The receipt of such research has not reduced Pioneer's or Prudential's normal independent research activities; however, it enables each of them to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a portfolio as well as shares of other investment companies managed by Pioneer or Prudential. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of a portfolio.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Appendix A for aggregate brokerage and underwriting commissions paid by a portfolio in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's and Prudential's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of a portfolio.

9.       DESCRIPTION OF SHARES

The fund's Agreement and Declaration of Trust, dated as of September 16, 1994, as amended (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of 20 portfolios. The Trustees may, however, establish additional portfolios of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of Class I and Class II shares. Each share of a class of a portfolio represents an equal proportionate interest in the portfolio allocable to that class. The shares of each class of a portfolio participate equally in the earnings, dividends and assets of the portfolio, and are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all portfolios vote together in the election and selection of Trustees and accountants. Upon liquidation of a portfolio, shareholders of each class of the portfolio are entitled to share pro rata in the portfolio's net assets available allocable to such class for distribution to shareholders.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. A portfolio is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of a portfolio are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of a portfolio vote together as a class on matters that affect all series of a portfolio in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of a portfolio's shares. Shares have no preemptive or conversion rights.

As a Delaware business trust, a portfolio's operations are governed by the Declaration. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that a portfolio is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware business trust, such as a portfolio, might become a party to an action in another state whose courts refused to apply Delaware law, in which case a portfolio's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of a portfolio and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by a portfolio or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of a portfolio or any series of a portfolio and (iii) provides that a portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) a portfolio itself would be unable to meet its obligations. In light of Delaware law, the nature of a portfolio's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of a portfolio may bring a derivative action on behalf of a portfolio only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of a portfolio, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse a portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that a portfolio shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of a portfolio. The Declaration does not authorize a portfolio to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

10.      PRICING OF SHARES

The net asset value per share of each class of a portfolio is determined as of the close of regular trading (currently 4:00 p.m., Eastern time) on each day on which the New York Stock Exchange (the "Exchange") is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of a portfolio is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. No portfolio is required to determine its net asset value per share on any day in which no purchase orders for the shares of the portfolio become effective and no shares of the portfolio are tendered for redemption.

The net asset value per share of each class of a portfolio is computed by taking the value of all of the portfolio's assets attributable to a class less the portfolio's liabilities attributable to that class, and dividing it by the number of outstanding shares for the class. For purposes of determining net asset value, expenses of each class of a portfolio are accrued daily.

MONEY MARKET PORTFOLIO

Except as set forth in the following paragraph, Money Market Portfolio's investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that the method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such portfolio would receive if it sold the investment. During periods of declining interest rates, the yield on shares of Money Market Portfolio computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

In determining Money Market Portfolio's net asset value, "when-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of Money Market Portfolio's investments based upon their amortized cost and the concomitant maintenance of the portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act, pursuant to which the portfolio must adhere to certain conditions which are described in detail in the prospectus. Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturities of variable rate demand instruments held by the portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of Money Market Portfolio for the purpose of maintaining sales and redemptions at a single value. Such procedures will include review of the portfolio's holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the portfolio's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; or (iv) establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain Money Market Portfolio's per-share net asset value at $1.00 but there can be no assurance of this.

ALL OTHER PORTFOLIOS

Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded.

Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the portfolios' independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of a portfolio for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account.

11.      TAX STATUS

Each portfolio is treated as a separate entity for U.S. federal income tax purposes. It is each portfolio's policy to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company. These requirements relate to the sources of a portfolio's income, the diversification of its assets and the distribution of its income to shareholders. If a portfolio meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the portfolio will be relieved of the necessity of paying U.S. federal income tax.

In order to qualify as a regulated investment company under Subchapter M of the Code, a portfolio must, among other things, derive at least 90% of its annual gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the portfolio invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. income tax purposes will generally pass through to the portfolio. Consequently, a portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

As noted in the prospectus, each portfolio must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817(h) and these regulations treat the assets of the portfolios as assets of the related separate accounts and, among other things, limit the extent to which the assets of a portfolio may be represented by any one, two, three or four investments. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in adverse treatment of the variable contract holders, differing from the treatment described in the applicable variable contract prospectus, by causing the contracts to lose their favorable tax status and requiring a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the portfolio have been held.

Any dividend declared by a portfolio as of a record date in October, November or December as of a record date and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by a portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future Treasury regulations, any such transactions that are not directly related to a portfolio's investments in stock or securities (or its options or futures contracts with respect to stock or securities) may have to be limited in order to enable the portfolio to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a portfolio's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the portfolio or its shareholders in future years.

If a portfolio acquires any equity interest (under future Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the portfolio could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the applicable portfolio to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. A portfolio may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Balanced Portfolio, Emerging Markets Portfolio, Equity-Income Portfolio, Europe Portfolio, Europe Select Portfolio, Global Financials Portfolio, Global Health Care Portfolio, Global Telecoms Portfolio, Growth Shares Portfolio, High Yield Portfolio, International Growth Portfolio, Mid-Cap Value Portfolio, Pioneer Fund Portfolio, Real Estate Growth Portfolio, Science & Technology Portfolio, Small Company Portfolio and Strategic Income Portfolio may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. International Growth Portfolio may hold such securities only as a result of credit quality downgrades. Investments in debt obligations that are at risk of or in default present special tax issues for the portfolios. Tax rules are not entirely clear about issues such as when a portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a portfolio, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income tax.

If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a portfolio elects to include market discount in income currently), the portfolio must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the portfolio must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income tax. Therefore, the portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, each portfolio is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the portfolio and therefore are not expected to be distributed as such to shareholders. Each portfolio's capital loss carryforwards, if any, are set forth on Appendix A.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by a portfolio on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the portfolio to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the portfolios as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and may accordingly produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, forward contract, futures contract, short sale or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a portfolio's income and gains or losses and hence of its distributions to shareholders.

Each portfolio that may invest in countries other than the U.S. may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The portfolios do not expect to pass through to their shareholders their pro rata shares of qualified non-U.S. taxes paid by the portfolios, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns. The portfolios, however, generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts held by trustees of qualified pension or retirement plans. These shareholders should consult their tax advisers for more information.

If, as anticipated, each portfolio continues to qualify as a regulated investment company under the Code, each such portfolio will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the portfolios and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

12.      INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION

From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of the fund's classes may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500, an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange; the Russell U.S. Equity Indexes or the Wilshire Total Market Value Index, which are recognized unmanaged indexes of broad-based common stocks; or any other appropriate index.

In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets. Each portfolio's investment results will be presented to the public in combination with performance information for any appropriate variable life insurance or variable annuity contract.

Each portfolio's yield quotations and average total return quotations for each class as they may appear in the prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

STANDARDIZED YIELD QUOTATIONS

The yield of a class is computed by dividing the class' net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                a-b
                  YIELD = 2[ ( ----- +1)6-1]
                                 cd
Where:

         a        =        interest earned during the period

         b        =        net expenses accrued for the period

         c        =        the average daily number of shares outstanding during
                           the period that were entitled to receive dividends

         d        =        the maximum offering price per share on the last day
                           of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30-day base period.

         (iii) Interest earned on all debt obligations during the 30-day or one-month period is then totaled.

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

With respect to the treatment of discount and premium on mortgage- or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.

For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the fund's portfolio each day that the obligation is in the portfolio. Expenses of Class II accrued during any base period, if any, pursuant to its Distribution Plan are included among the expenses accrued during the base period.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectus, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                  P(1+T)n = ERV

Where:

         P        =        a hypothetical initial payment of $1,000

         T        =        average annual total return

         n        =        number of years

         ERV      =        ending redeemable value of the hypothetical $1,000
                           initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.

See Appendix A for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

13.      FINANCIAL STATEMENTS

The fund's December 31, 2000 annual report for its Class I shares, filed with the SEC on February 27, 2001 (Accession No. 0000930709-01-000006); December 31, 2000 annual report for its Equity-Income Portfolio Class II shares, filed with the SEC on March 2, 2001 (Accession No. 0000930709-01-000008); December 31, 2000
annual report for its Mid-Cap Value Portfolio Class II shares, filed with the SEC on February 26, 2001 (Accession No. 0000930709-01-000002); December 31, 2000
annual report for its Emerging Markets Portfolio Class II shares, filed with the SEC on February 26, 2001 (Accession No. 0000930709-01-000004); December 31, 2000
annual report for its Real Estate Growth Portfolio Class II shares, filed with the SEC on February 26, 2001 (Accession No. 0000930709-01-000003); and December 31, 2000 annual report for its Growth Shares Portfolio, Pioneer Fund Portfolio and Equity-Income Portfolio Class II shares, filed with the SEC on February 26, 2001 (Accession No. 0000930709-01-000001) are incorporated by reference into this Statement of Additional Information. The financial statements in the fund's annual reports, including the financial highlights, for the period ended December 31, 2000, included or incorporated by reference into the prospectuses and this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect to the financial statements, and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.

The fund's annual and semiannual reports include the financial statements referenced above and are available without charge upon request by calling Shareholder Services at 1-800-225-6292.

14.      APPENDIX A - ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER

The annual portfolio turnover rate for each of the portfolios, except the Money Market Portfolio, for the fiscal year ended December 31, 2000 was:

America Income                              55%
Balanced                                    15%
Emerging Markets                           156%
Equity-Income                               13%
Europe                                      92%
Europe Select                              N/A**
International Growth                        55%
Pioneer Fund                                37%
Growth Shares                               95%
Global Financials                          N/A**
Global Health Care                         N/A**
Global Telecoms                            N/A**
High Yield                                  33%
Mid-Cap Value                               85%
Real Estate Growth                          31%
Science & Technology                        73%
Small Company                              N/A*
Swiss Franc Bond                            7%
Strategic Income                            54%

* Commencement of operations, January 22, 2001.
** Commencement of operations, May 1, 2001.

SHARE OWNERSHIP
As of March 31, 2001, the officers and trustees of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any of the portfolios' Class I or Class II shares as of March 31, 2001.

CLASS I SHARES
RECORD HOLDER                               PORTFOLIO                            NUMBER OF SHARES           % OF CLASS
Allmerica Financial Life Co.                Pioneer Fund                              9,625,975                98.57
Accumulation Account                        America Income                            3,319,667                98.83
ATTN: Separate Accounting                   International Growth                      3,806,457                98.40
440 Lincoln Street                          Europe                                    1,608,935                98.61
Worcester, MA 01653-0002                    Equity-Income                             8,254,294                98.68
                                            Balanced                                  4,010,292                99.07
                                            Swiss Franc Bond                          3,005,900                97.02
                                            High Yield                                  857,588                94.19
                                            Science & Technology                      1,080,817                98.51
                                            Growth Shares                             5,383,148                98.00
                                            Money Market                             42,045,511                99.07
                                            Emerging Markets                            683,917                96.24
                                            Mid-Cap Value                             5,674,636                89.03
                                            Real Estate Growth                        1,404,492                62.46
                                            Strategic Income                            388,936                83.20
                                            Small Company                                73,475                87.81

Pioneer Funds Distributor, Inc.             High Yield                                   50,000                 5.49
ATTN: Chris Kozakis                         Strategic Income                             41,315                 9.36
60 State Street                             Small Company                                10,000                11.95
Boston, MA 02109-1800

United of Omaha                             Mid-Cap Value                               586,768                 9.20
 Life Insurance Co.                         Real Estate Growth                          813,221                36.16
Product Accounting &
Reporting - 5th floor
Mutual of Omaha Plaza
Omaha, NE 68175-0001

CLASS II SHARES
RECORD HOLDER                               PORTFOLIO                            NUMBER OF SHARES           % OF CLASS
Great-West Life & Annuity                   Equity-Income                                35,386                 6.69
 Client Plans
8515 East Orchard Road, 2T2
Englewood, CO 80111-5037

United of Omaha                             Pioneer Fund                                138,060                89.28
  Life Insurance Co.                        Equity-Income                               468,541                88.67
Product Accounting &                        Growth Shares                                19,843                99.74
Reporting - 5th floor
Mutual of Omaha Plaza
Omaha, NE 68175-0001

Allmerica Financial Life Co.                Mid-Cap Value                               136,181                99.59
Delaware Account                            Emerging Markets                            524,442                90.79
ATTN: Separate Accounting
440 Lincoln Street
Worcester, MA 01653-0002

First Allmerica Financial Life Co.          Emerging Markets                             53,182                 9.20
Delaware Account
ATTN: Separate Accounting
440 Lincoln Street
Worcester, MA 01653-0002

Allmerica Financial Life Co.                Real Estate Growth                          212,616                85.04
Accumulation Account
ATTN: Separate Accounting
440 Lincoln Street
Worcester, MA 01653-0002

First Allmerica Financial Life Co.          Real Estate Growth                           37,385                14.95
Accumulation Account
ATTN: Separate Accounting
440 Lincoln Street
Worcester, MA 01653-0002

Pioneer Funds Distributor, Inc.             High Yield                                        1               100.00
ATTN: Chris Kozakis
60 State Street
Boston, MA 02109-1800

Conseco Variable Insurance Co.              Pioneer Fund                                 14,060                 9.09
Separate Accounts                           Europe                                          984               100.00
11825 N. Pennsylvania Street
Carmel, IN 46032-4555

COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                                                PENSION OR RETIREMENT
                                           AGGREGATE            BENEFITS ACCRUED AS PART   TOTAL COMPENSATION FROM THE
                                           COMPENSATION FROM    OF FUND EXPENSES           FUND AND OTHER PIONEER MUTUAL
NAME OF TRUSTEE                            FUND(1)                                         FUNDS(2)
John F. Cogan, Jr.                                   $0.00              $0                                  $21,000.00
Mary K. Bush(3)                                     500.00               0                                  108,498.75
Richard H. Egdahl, M.D.                           1,500.00               0                                  106,311.75
Margaret B.W. Graham(3)                           1,000.00               0                                  110,624.50
Marguerite A. Piret                               1,500.00               0                                  130,749.50

David D. Tripple(4)                                   0.00               0                                   20,500.00
Stephen K. West                                   1,500.00               0                                  118,948.75
John Winthrop(3)                                    500.00               0                                  116,998.50
                                                 ---------              --                                 -----------
                                                 $6,500.00              $0                                 $733,631.75
                                                 ---------                                                 -----------

     (1)  For the fiscal year ended December 31, 2000.
     (2) For the calendar year ended December 31, 2000. In addition to the fund, there are 30 other funds in the Pioneer Family of Funds.
     (3)  Became Trustees of the fund on September 11, 2000.

     (4)  Resigned as a Trustee and officer of the fund on September 30, 2001.

APPROXIMATE MANAGEMENT FEES A PORTFOLIO PAID OR OWED PIONEER
For the fiscal years ended December 31, 2000, 1999 and 1998 the portfolios incurred or would have incurred the following management fees had the expense limitation agreements described above (if applicable) not been in place:

                                 2000             1999             1998
America Income                $142,478         $163,638          $120,674
Balanced                       420,170          461,190           363,460
Emerging Markets               207,650           27,206               213
Europe                         224,244           71,034             1,257
Europe Select                      N/A              N/A               N/A
Equity-Income                1,225,993        1,459,899         1,063,282
Global Financials                  N/A              N/A               N/A
Global Health Care                 N/A              N/A               N/A
Global Telecoms                    N/A              N/A               N/A
Growth Shares                  915,652          878,440           239,134
High Yield                      19,099              N/A               N/A
International Growth           658,623          530,396           540,021
Mid-Cap Value                  733,880          747,637           760,061
Money Market                   165,836          104,152            95,451
Pioneer Fund                 1,402,471          961,059           243,814

Real Estate Growth             239,935          311,616           400,933
Science & Technology            35,646              N/A               N/A
Small Company                      N/A              N/A               N/A
Strategic Income                16,663            2,530               N/A
Swiss Franc Bond               238,107          277,553           175,251

FEES THE PORTFOLIOS PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT EFFECTIVE OCTOBER 9, 1998

FOR THE FISCAL YEARS ENDED DECEMBER 31,

                                              2000              1999
America Income                              $29,903           $30,887
Balanced                                     50,441            31,591
Emerging Markets                             31,532            33,893
Europe                                       29,828            30,525
Europe Select                                   N/A               N/A
Equity-Income                                40,893            45,919
Global Financials                               N/A               N/A
Global Health Care                              N/A               N/A
Global Telecoms                                 N/A               N/A
Growth Shares                                29,895            29,717
High Yield                                   21,003               N/A
International Growth                         29,897            24,744
Mid-Cap Value                                30,005            31,304
Money Market                                 29,996            31,297
Pioneer Fund                                 32,628            31,510
Real Estate Growth                           29,995            31,609
Science & Technology                         21,025               N/A
Small Company                                   N/A               N/A
Strategic Income                             29,806            13,694
Swiss Franc Bond                             29,995            31,576

FUND EXPENSES UNDER THE CLASS II DISTRIBUTION PLAN

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000
Emerging Markets               $3,392
Equity-Income                   7,812
Growth Shares                     217
Mid-Cap Value                   2,289
Pioneer Fund                    1,973
Real Estate Growth                900

APPROXIMATE BROKERAGE AND UNDERWRITING COMMISSIONS (PORTFOLIO TRANSACTIONS)

For the fiscal periods ended December 31, 2000, 1999 and 1998, the portfolios paid or owed aggregate brokerage commissions as follows:

                                     AGGREGATE BROKERAGE COMMISSIONS

                                      2000             1999              1998
                                      ----             ----              ----
America Income                          $0               $0                $0
Balanced                            14,884           37,629            88,000
Emerging Markets                   211,351           51,675             1,000
Equity-Income                      121,761          104,675            70,000
Europe                              49,291           34,101             2,000
Europe Select                          N/A              N/A               N/A
Global Financials                      N/A              N/A               N/A
Global Health Care                     N/A              N/A               N/A
Global Telecoms                        N/A              N/A               N/A
Growth Shares                      170,607          161,120            36,000
High Yield                             500              N/A               N/A
International Growth               165,554          263,804           371,000
Mid-Cap Value                      339,550          324,677           314,000
Money Market                             0                0                 0
Pioneer Fund                        70,513           85,636           116,000
Real Estate Growth                  42,908           85,832            52,000
Science & Technology                 2,271              N/A               N/A
Small Company                          N/A              N/A               N/A
Strategic Income                         0                0               N/A
Swiss Franc Bond                         0                0                 0

CAPITAL LOSS CARRYFORWARDS

Not applicable.

AVERAGE ANNUAL TOTAL RETURNS
The portfolios' average annual total returns for the year ended December 31, 2000 and for the periods from commencement of operations to December 31, 2000 are as follows:

                                                           AVERAGE ANNUAL TOTAL RETURN (%)

CLASS I                                         ONE YEAR          FIVE YEARS        TEN YEARS         COMMENCEMENT
America Income (1)                                11.76             5.29               N/A                5.51
Balanced (1)                                       5.45             8.32               N/A               10.61
Emerging Markets (2)                             -34.20             N/A                N/A               10.16
Equity-Income (1)                                 14.85            17.14               N/A               18.74
Europe (2)                                       -18.46             N/A                N/A                4.94
Europe Select (9)                                  N/A              N/A                N/A                N/A
Global Financials (9)                              N/A              N/A                N/A                N/A
Global Health Care (9)                             N/A              N/A                N/A                N/A
Global Telecoms (9)                                N/A              N/A                N/A                N/A
Growth Shares (3)                                 -7.88             N/A                N/A                9.89
High Yield (7)                                     N/A              N/A                N/A                4.12
International Growth (1)                         -22.50             4.25               N/A                5.40
Mid-Cap Value (1)                                 18.00            12.94               N/A               14.03
Money Market (1)                                   5.71             4.78               N/A                4.84
Pioneer Fund (3)                                   1.22             N/A                N/A               15.06
Real Estate Growth (4)                            29.51            10.65               N/A               12.01
Science & Technology (7)                           N/A              N/A                N/A              -25.20
Small Company (8)                                  N/A              N/A                N/A                N/A
Strategic Income (6)                               4.51             N/A                N/A                3.64
Swiss Franc Bond (5)                               0.18            -4.69              N/A+               -4.46

(1)  Commencement of operations, March 1, 1995
(2)  Commencement of operations, October 30, 1998
(3)  Commencement of operations, October 31, 1997
(4)  Commencement of operations, March 31, 1995
(5)  Commencement of operations, November 1, 1995
(6)  Commencement of operations, July 29, 1999
(7)  Commencement of operations, May 1, 2000
(8)  Commencement of operations, January 22, 2001
(9)  Commencement of operations, May 1, 2001

                                    AVERAGE ANNUAL TOTAL RETURN (%)

Class II                                       One Year          Commencement
Emerging Markets (1)                               N/A              -31.65
Equity-Income (2)                                 14.49               9.56
Europe (3)                                         N/A                N/A
Growth Shares (1)                                  N/A               -6.36
High Yield (4)                                     N/A                N/A
Mid-Cap Value (1)                                  N/A               13.35
Pioneer Fund (1)                                   N/A               -1.61
Real Estate Growth (3)                             N/A                1.32

(1) Commencement of operations, May 1, 2000
(2) Commencement of operations, September 14, 1999
(3) Commencement of operations, August 1, 2000
(4) Commencement of operations, May 1, 2001

YIELD AND EFFECTIVE YIELD
The yield of the Money Market Portfolio for the seven-day period ended
December 29, 2000 was 5.51%. The effective yield for the same period was 5.66%.

15. APPENDIX B - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") PRIME RATING SYSTEM

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries. High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

--------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

MOODY'S DEBT RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition

Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative
coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of Moody's familiar bond rating symbols in the quality ranking of preferred stock. These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue rated a is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; Nature of and provisions of the obligation; Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

16.    APPENDIX C - PERFORMANCE STATISTICS

                        PIONEER VARIABLE CONTRACTS TRUST
INVESTMENT ILLUSTRATIONS TO 12/31/00

PIONEER AMERICA INCOME CLASS I NAV


       DATE        INITIAL INVESTMENT  OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
      3/1/95            $10,000            $10.00           0.00%           1,000.00            $10.00           $10,000

       DATE         FROM INVESTMENT    FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/95                 $10,180               $0             $388           $10,568
     12/31/96                   9,780                0              925            10,705
     12/31/97                  10,040                0            1,569            11,609
     12/31/98                  10,290                0            2,265            12,555
     12/31/99                   9,469               11            2,759            12,239
     12/31/00                   9,970               11            3,697            13,678

PIONEER BALANCED CLASS I NAV

       DATE        INITIAL INVESTMENT  OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
      3/1/95            $10,000            $10.00           0.00%           1,000.00            $10.00           $10,000

       DATE         FROM INVESTMENT    FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/95                 $11,870               $0             $214           $12,084
     12/31/96                  13,190               71              545            13,806
     12/31/97                  14,930              231            1,013            16,174
     12/31/98                  14,470              765            1,432            16,667
     12/31/99                  14,310              757            2,022            17,089
     12/31/00                  14,600              772            2,649            18,021

PIONEER EMERGING MARKETS CLASS I NAV

       DATE        INITIAL INVESTMENT  OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
     10/30/98           $10,000            $10.00           0.00%           1,000.00            $10.00           $10,000

       DATE         FROM INVESTMENT    FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/98                 $10,490               $0               $0           $10,490
     12/31/99                  18,750                0                0            18,750
     12/31/00                  12,100              237                0            12,337

PIONEER EMERGING MARKETS CLASS II NAV

       DATE        INITIAL INVESTMENT  OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
      5/1/00            $10,000            $18.02           0.00%            554.939            $18.02           $10,000

       DATE         FROM INVESTMENT    FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/00                  $6,703             $132               $0            $6,835

PIONEER EQUITY-INCOME CLASS I NAV

       DATE        INITIAL INVESTMENT  OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
      3/1/95            $10,000            $10.00           0.00%           1,000.00            $10.00           $10,000

       DATE         FROM INVESTMENT    FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/95                 $12,170               $0             $192           $12,362
     12/31/96                  13,730                0              510            14,240
     12/31/97                  18,140               14            1,103            19,257
     12/31/98                  21,440              267            1,748            23,455
     12/31/99                  20,720              872            2,147            23,739
     12/31/00                  21,280            3,138            2,846            27,264

PIONEER EQUITY-INCOME CLASS II NAV

       DATE        INITIAL INVESTMENT  OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
     9/14/99            $10,000            $21.29           0.00%            469.704            $21.29           $10,000

       DATE         FROM INVESTMENT    FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/99                  $9,779               $0              $56            $9,835
     12/31/00                  10,037              924              299            11,260

PIONEER EUROPE PORTFOLIO CLASS I NAV

       DATE        INITIAL INVESTMENT  OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
     10/30/98           $10,000            $10.00           0.00%           1,000.00            $10.00           $10,000

       DATE         FROM INVESTMENT    FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/98                 $10,600               $0               $0           $10,600
     12/31/99                  13,610                8                0            13,618
     12/31/00                  11,070               15               19            11,104

PIONEER FUND CLASS I NAV

       DATE              INITIAL       OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                       INVESTMENT                          INCLUDED                           PER SHARE        ASSET VALUE
     10/31/97            $10,000           $15.00           0.00%            666.667            15.00            $10,000

       DATE          FROM INVESTMENT   FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/97                 $10,540               $0              $10           $10,550
     12/31/98                  13,173                0              123            13,296
     12/31/99                  15,133               17              261            15,411
     12/31/00                  15,113              105              382            15,600

PIONEER FUND CLASS II NAV
       DATE              INITIAL       OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                       INVESTMENT                          INCLUDED                           PER SHARE        ASSET VALUE
      5/1/00             $10,000           $23.28           0.00%            429.553            $23.28           $10,000

       DATE          FROM INVESTMENT   FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/00            $9,730             $55              $54             $9,839

PIONEER GROWTH SHARES CLASS I NAV

       DATE              INITIAL       OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                       INVESTMENT                          INCLUDED                           PER SHARE        ASSET VALUE
     10/31/97            $10,000           $15.00           0.00%            666.667            $15.00           $10,000

       DATE          FROM INVESTMENT   FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/97                 $10,227               $0               $0           $10,227
     12/31/98                  13,560                0                1            13,561
     12/31/99                  14,614               19                4            14,637

     12/31/00                  12,260            1,221                3            13,484

PIONEER GROWTH SHARES CLASS II NAV

       DATE              INITIAL       OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                       INVESTMENT                          INCLUDED                           PER SHARE        ASSET VALUE
      5/1/00             $10,000           $21.68           0.00%            461.255            $21.68           $10,000

       DATE          FROM INVESTMENT   FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/00                  $8,533             $831               $0            $9,364

PIONEER INTERNATIONAL GROWTH CLASS I NAV

       DATE        INITIAL INVESTMENT  OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
      3/1/95            $10,000            $10.00           0.00%           1,000.00            $10.00           $10,000

       DATE         FROM INVESTMENT    FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/95                 $10,930              $97             $ 15           $11,042
     12/31/96                  11,829              139               17            11,985
     12/31/97                  12,230              293               46            12,569
     12/31/98                  10,790            1,130              231            12,151
     12/31/99                  15,381            1,611              552            17,544
     12/31/00                  11,831            1,239              526            13,596

PIONEER HIGH YIELD CLASS I NAV

       DATE        INITIAL INVESTMENT  OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
      5/1/00            $10,000            $10.00           0.00%           1,000.00            $10.00           $10,000

       DATE         FROM INVESTMENT    FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/00                  $9,820               $0             $592           $10,412

PIONEER MID-CAP VALUE CLASS I NAV

       DATE              INITIAL       OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                       INVESTMENT                          INCLUDED                           PER SHARE        ASSET VALUE
      3/1/95             $10,000           $10.00           0.00%           1,000.00            $10.00           $10,000

       DATE          FROM INVESTMENT   FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/95                 $11,570             $121              $22           $11,713
     12/31/96                  13,049              371               53            13,473
     12/31/97                  16,150              584               66            16,800
     12/31/98                  14,500            1,485              151            16,136
     12/31/99                  16,259            1,665              317            18,241
     12/31/00                  17,790            3,227              508            21,525

PIONEER MID-CAP VALUE CLASS II NAV

       DATE              INITIAL       OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                       INVESTMENT                          INCLUDED                           PER SHARE        ASSET VALUE
      5/1/00             $10,000           $16.89           0.00%            592.066            $16.89           $10,000

       DATE          FROM INVESTMENT   FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/00                 $10,510             $740              $85           $11,335

PIONEER REAL ESTATE GROWTH CLASS I NAV

       DATE              INITIAL       OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                       INVESTMENT                          INCLUDED                           PER SHARE        ASSET VALUE
      3/1/95             $10,000           $10.00           0.00%           1,000.00            $10.00           $10,000

       DATE          FROM INVESTMENT   FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/95                 $11,230               $0             $466           $11,696
     12/31/96                  14,460              135            1,280            15,875
     12/31/97                  16,900              192            2,143            19,235
     12/31/98                  13,069              229            2,331            15,629
     12/31/99                  11,730              338            2,909            14,977
     12/31/00                  14,420              415            4,562            19,397

PIONEER REAL ESTATE GROWTH CLASS II NAV

       DATE              INITIAL       OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                       INVESTMENT                          INCLUDED                           PER SHARE        ASSET VALUE
      8/1/00             $10,000           $14.55           0.00%            687.285            $14.55           $10,000

       DATE          FROM INVESTMENT   FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/00                  $9,897               $0             $235           $10,132

PIONEER SCIENCE & TECHNOLOGY CLASS I NAV

       DATE              INITIAL       OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                       INVESTMENT                          INCLUDED                           PER SHARE        ASSET VALUE
      5/1/00             $10,000           $10.00           0.00%           1,000.00            $10.00           $10,000

       DATE          FROM INVESTMENT   FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/00                  $7,480               $0               $0            $7,480

PIONEER STRATEGIC INCOME PORTFOLIO CLASS I NAV

       DATE        INITIAL INVESTMENT  OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
     7/29/99            $10,000            $10.00           0.00%           1,000.00            $10.00           $10,000

       DATE         FROM INVESTMENT    FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/99                  $9,750               $0             $320           $10,070
     12/31/00                   9,430                0            1,095            10,525

PIONEER SWISS FRANC CLASS I NAV

       DATE        INITIAL INVESTMENT  OFFERING PRICE    SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
     11/1/95            $10,000            $15.00           0.00%            666.667            $15.00           $10,000

       DATE         FROM INVESTMENT    FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                         REINVESTED       REINVESTED
     12/31/95                 $10,040               $0               $0           $10,040
     12/31/96                   8,954                0                1             8,955
     12/31/97                   8,334                0                1             8.335
     12/31/98                   8,814                0              311             9,125
     12/31/99                   7,567                0              318             7,885
     12/31/00                   7,580                0              318             7,898

PIONEER MONEY MARKET CLASS I NAV

      DATE        INITIAL INVESTMENT  OFFERING PRICE     SALES CHARGE   SHARES PURCHASED   NET ASSET VALUE     INITIAL NET
                                                           INCLUDED                           PER SHARE        ASSET VALUE
     3/1/95            $10,000             $1.00            0.00%           10,000.00           $1.00            $10,000

      DATE         FROM INVESTMENT    FROM CAP GAINS    FROM DIVIDENDS     TOTAL VALUE
                                        REINVESTED        REINVESTED
    12/31/95                 $10,000                $0             $435           $10,435
    12/31/96                  10,000                 0              906            10,906
    12/31/97                  10,000                 0            1,412            11,412
    12/31/98                  10,000                 0            1,945            11,945
    12/31/99                  10,000                 0            2,468            12,468
    12/31/00                  10,000                 0            3,180            13,180

Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

COMPARATIVE PERFORMANCE INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

S&P 500. This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange (NYSE).

U.S. SMALL STOCK INDEX. This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX. The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly.

MERRILL LYNCH HIGH YIELD MASTER II INDEX. This index is a market capitalization weighted total return index covering U.S. dollar-denominated high-yield bonds. Qualifying bonds must have at least $100 million par amount outstanding, a remaining term to maturity greater than or equal to one year, and a credit rating less than BBB3 but not in default (based on the composite of Moody's and Standard & Poor's). The index includes deferred interest and pay-in-kind bonds, but excludes structured notes, floating rate notes and other variable coupon securities. The index also excludes emerging markets debt (issuers domiciled in below investment grade rated countries). Index constituents are rebalanced monthly on the last calendar day of the month. Index values are calculated daily.

MERRILL LYNCH INDEX OF CONVERTIBLE BONDS (SPECULATIVE QUALITY). This is a market capitalization weighted index including all mandatory and non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Returns are calculated weekly based on Thursday's closing prices and are linked monthly. All securities must be convertible to common stock only. Quality range is D3-BB1 based on composite Moody's and Standard & Poor's ratings.

LONG-TERM U.S. GOVERNMENT BONDS. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") INDICES. These indices are in U.S. dollar terms with or without dividends reinvested and measure the performance of developed and emerging stock markets in individual countries and regions around the world. MSCI All Country indices represent both the developed and the emerging markets for a particular region. The Free indices exclude shares which are not readily purchased by non-local investors. These indices are unmanaged. MSCI covers thousands of securities in 51 stock markets around the world. Several Pioneer mutual funds that invest in international securities compare their performance to various MSCI indices.

6-MONTH CDs. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 "Level-Coupon Bonds") The monthly income return was assumed to be one-twelfth the coupon.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX - INTERMEDIATE. This index is comprised of securities with one to ten years to maturity. It includes Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds.

U.S. (30-DAY) TREASURY BILLS. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT") EQUITY REIT INDEX. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and Nasdaq. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES. The Russell 3000-Registered Trademark- Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $5.1 billion. The Russell 2500-TM- Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $958.8 million, and the largest company in the index has an approximate market capitalization of $4 billion. The Russell 2000-Registered Trademark- Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.5 billion. The Russell 1000-Registered Trademark- Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $14.1 billion. The smallest company in the index has an approximate market capitalization of $1.6 billion. The Russell Midcap-Registered Trademark- Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $13 billion. The Russell
1000-Registered Trademark- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000-Registered Trademark- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell indexes are reconstituted annually as of June 30, based on May 31 market capitalizations.

WILSHIRE REAL ESTATE SECURITIES INDEX. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The index is capitalization-weighted. As of July 31, 2000, 112 companies were included in the index, with a total market cap of $133.753 billion. At December 31, 2000, the companies in the index were 92.92% equity and hybrid REITs and 7.08% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX. The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER INDEXES. These indexes represent equally weighted performance, adjusted for capital gain distributions and income dividends, of mutual funds that are considered peers of the Pioneer mutual funds. Lipper, Inc. is an independent firm that tracks mutual fund performance.

LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The index is a recognized measure of the performance of the U.S. investment grade fixed rate bond market.

BANK SAVINGS ACCOUNT. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

NASDAQ COMPOSITE INDEX. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. The Nasdaq Composite includes over 5,000 companies and is one of the most widely followed and quoted major market indices because it is so broad-based.


Sources: Ibbotson Associates, Towers Data Systems, Lipper, Inc. and PIM-USA

17.      APPENDIX D - OTHER PIONEER INFORMATION


The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.

As of December 31, 2000, Pioneer and its investment management affiliates employed a professional investment staff of approximately 150.

Total assets of all Pioneer's U.S. mutual funds at December 31, 2000, were over $22 billion representing 1,345,985 shareholder accounts, including 830,459 non-retirement accounts and 515,526 retirement accounts.